UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 8568

John Hancock Bank and Thrift Opportunity Fund
(Exact name of registrant as specified in charter)

601 Congress Street, Boston, Massachusetts 02210
(Address of principal executive offices) (Zip code)

Alfred P. Ouellette
Senior Counsel and Assistant Secretary

601 Congress Street

Boston, Massachusetts 02210
(Name and address of agent for service)

Registrant's telephone number, including area code:	617-663-4324

Date of fiscal year end:	October 31

Date of reporting period: April 30, 2007

ITEM 1. REPORT TO SHAREHOLDERS.

John Hancock
MUTUAL FUNDS

John Hancock
Bank and Thrift Opportunity Fund

Semiannual Report
4.30.07

TABLE OF CONTENTS

Your fund at a glance

Managers’ report
page 2

Fund’s investments
page 6

Financial statements
page 11

Notes to financial
statements
page 15

For more information
page 24

CEO corner

To Our Shareholders,

The U.S. financial markets produced solid results over the last six months. Positive economic news, stronger than expected corporate earnings and increased merger and acquisitions activity served to overcome concerns about inflation, energy costs and the troubled subprime mortgage market’s potential to put the brakes on the economy. This environment also led the Federal Reserve Board to hold short-term interest rates steady. Even with a sharp decline in late February, the broad stock market returned 8.60% for the six months ended April 30, 2007. The Dow Jones Industrial Average punched through the 13,000 mark for the first time in April and posted a string of new highs as the period ended.

After a remarkably long period of calm, the financial markets were rocked at the end of February by a dramatic sell-off in China’s stock market, which had ripple effects on financial markets worldwide. It also shook investors out of their seemingly casual attitude toward risk and remind them of the simple fact that stock markets move in two directions — down as well as up.

Although the downturn lasted for less than a month before positive news stopped the fall, it was also a good occasion to bring to mind several important investment principles that we believe are at the foundation of successful investing. First, keep a long-term approach to investing, avoiding emotional reactions to daily market moves. Second, maintain a well-diversified portfolio that is appropriate for your goals, risk profile and time horizons.

After the market’s recent moves, we encourage investors to sit back, take stock and set some realistic expectations. While history bodes well for the U.S. market in 2007 (since 1939, the S&P 500 Index has always produced positive results in the third year of a presidential term), there are no guarantees, and opinions are divided on the future of this more-than-four-year-old bull market.

The recent volatility could also be a wake-up call to contact your financial professional to determine whether changes are in order to your investment mix. Some asset groups have had long runs of outperformance. Others had truly outsized returns in 2006. These trends argue for a look to determine if these categories now represent a larger stake in your portfolios than prudent diversification would suggest they should. After all, we believe investors with a well-balanced portfolio and a marathon, not a sprint, approach to investing, stand a better chance of weathering the market’s short-term twists and turns, and reaching their long-term goals.

Sincerely,

Keith F. Hartstein,
President and Chief Executive Officer

This commentary reflects the CEO’s views as of April 30, 2007. They are subject to change at any time.

Your fund at a glance

The Fund seeks long-term capital appreciation with moderate income as a secondary objective by normally investing at least 80% of its assets in stocks of regional banks and lending companies, including commercial and industrial banks, savings and loan associations, and bank holding companies.

Over the last six months

► Stocks performed well despite slower economic and corporate earnings growth.

► Financial stocks lagged the broader market because of worry about exposure to subprime loans, an inverted yield curve that hurt margins and deposit competition.

► The Fund performed in line with its benchmark by having little exposure to stocks affected by worries about subprime loans and by holding larger, diversified banks with a greater proportion of revenue derived from fee-based services.

Top 10 holdings

Wachovia Corp.	3.4%	U.S. Bancorp.	3.0%

Wells Fargo & Co.	3.2%	PNC Financial Services Group, Inc.	3.0%

Bank of America Corp.	3.2%	Cullen/Frost Bankers, Inc.	2.7%

Zions Bancorp.	3.1%	Marshall & Ilsley Corp.	2.3%

SunTrust Banks, Inc.	3.1%	M&T Bank Corp.	2.3%

As a percentage of net assets on April 30, 2007.

Managers’ report

John Hancock

Bank and Thrift Opportunity Fund

On April 30, 2007, portfolio manager James K. Schmidt retired after more than 20 years of distinguished service with John Hancock.

Despite a bumpy ride, stocks managed healthy returns during the six months ended April 30, 2007, when the Standard & Poor’s 500 Index rose 8.60% . A slowdown in the housing market weighed on economic growth, which ran at a less-than-2% annual rate during the first quarter. In addition, earnings growth for the companies in the S&P 500 Index broke a long string of double-digit gains, but remained positive. However, stocks were supported by record merger and acquisition activity, including the largest-ever private equity buyout.

In this environment, financial shares underperformed the broader market, as the Standard & Poor’s 500 Financial Index returned 5.76% . Many industry segments were weighed down by worry about exposure to subprime loans. For example, thrift and mortgage finance companies were up less than 1% for the six months. In addition to credit concerns, banking stocks also had to deal with an unfavorable interest rate environment — the yield curve remained inverted throughout the period, hurting net interest margins. As a result, the S&P 1500 Bank Index, which is representative of the stocks in which the Fund invests, returned 0.73% for the six months.

SCORECARD

INVESTMENT		PERIOD’S PERFORMANCE. . . AND WHAT’S BEHIND THE NUMBERS

Compass	▲	Performed well even before being acquired at a premium by Spanish
Bancshares		bank BBVA

Bank of New York	▲	Better-than-expected earnings; acquired Mellon Financial

B&T Bancorp	▼	Hurt by mortgage-related woes

Portfolio Managers, MFC Global Investment Management (U.S.), LLC
Lisa A. Welch and Susan A. Curry

Fund performance

For the six months ended April 30, 2007, John Hancock Bank and Thrift Opportunity Fund posted total returns of 0.47% at net asset value (NAV) and 3.29% at market value. The difference in the Fund’s NAV performance and its market performance stems from the fact that the market share price is subject to the dynamics of secondary market trading, which could cause it to trade at a discount or premium to the Fund’s NAV share price at any time.

“Despite a bumpy ride, stocks
managed healthy returns
during the six months ended
April 30, 2007...”

The Fund’s performance was in line with the 0.73% return of the new benchmark, the S&P 1500 Bank Index. These results trailed the 5.76% return of the Fund’s old benchmark, the more broadly diversified Standard & Poor’s 500 Financial Index, and the 6.01% average return of the open-end specialty-financial funds tracked by Morningstar, Inc. Beginning in January 2007, the Fund replaced the old, more broadly diversified financial industries benchmark with the new index, which more accurately reflects the investment universe of the Fund.

The Fund’s underperformance of the financial index and Morningstar category are a result of the Fund’s focus on regional banks, which under-performed other financial shares for the period. However, the portfolio performed in line with its new, more focused benchmark. In general, we favored larger, diversified, fee-based banks focused on controlling expenses and buying back shares as ways to create shareholder value in a difficult business climate for banks. This positioning paid off, as holdings among custody banks and big, diversified banks helped relative results. The portfolio also benefited from a number of mergers and acquisitions, as well as having comparatively little exposure to subprime-related troubles.

Bank and Thrift Opportunity Fund

Regional banks beat benchmark

Regional banks represent more than two-thirds of portfolio assets, reflecting the Fund’s traditional focus on smaller-cap regional banks. These shares slightly outperformed the S&P 1500 Bank Index, so this large position helped relative results. It’s worth noting that despite slower loan growth and revenue pressures from deposit competition and the inverted yield curve, banks managed to post record profits in 2006. In addition, credit trends across the board have generally been better than expected despite fears of mortgage-related defaults.

And as often happens in difficult earnings growth environments for banks, merger and acquisition activity was strong, supporting Fund performance. Indeed, a total of eight companies in the Fund were acquired during the period, including Compass Bancshares, Inc., the top contributor to performance. Compass was a large, long-time holding which was acquired by leading Spanish bank BBVA at a premium and which also performed well in the build-up to the deal. In addition, two top-ten contributors benefited from takeover speculation, as many investors see SunTrust Banks, Inc. and City National Corp. as next in line for buyouts by big U.S. and European banks.

More revenue sources the better

Other holdings that added significantly to performance were JPMorgan Chase & Co., PNC Financial Services Group, Inc., Citigroup, Inc. and Bank of New York Co., Inc., which acquired Mellon Financial Corp., itself a top contributor, during the period. These firms typically have more diversified revenue streams and arms to their business that are not dependent upon lending and spread income to generate revenues. Instead, they derive a larger percentage of their revenues from fee-based services.

INDUSTRY DISTRIBUTION[1]

Regional banks	68%
Diversified banks	12%
Other diversified
financial services	7%
Thrifts & mortgage
finance	5%
Asset management &
custody banks	5%
Consumer finance	2%

Leading detractors

Many of the portfolio’s largest detractors from performance were small-cap regional banks, such as Hancock Holding Co., Cascade Bancorp., First Regional Bancorp. and Alabama National Bancorp., which experienced a slowdown in growth. Another group, including Capital One Financial Corp., Independent Bank Corp. and Taylor Capital Group, Inc. suffered earnings misses, mostly relating to the poor business environment.

Bank and Thrift Opportunity Fund

Another notable detractor was M&T Bank Corp., which was one of the stocks in the portfolio to suffer from mortgage-related woes. We believe the company took its pain on this and that it’s largely behind them.

Managed distribution update

The Fund continued its managed distribution plan in effect since January 2004, which requires the Fund to make quarterly distributions of at least 2.5% of the preceding calendar year end’s net asset value. During this period, the Fund announced quarterly distributions of $0.2849 and $0.2670 per share to shareholders of record as of December 7, 2006 and March 8, 2007, respectively.

“…the portfolio performed in line
with its new, more
focused benchmark.”

Outlook

The environment for banks remains challenging, though we expect net interest margins to stabilize and credit costs to remain manageable. Nevertheless, revenue growth is likely to be sluggish for banks reliant on traditional spread income. As a result, we’ll continue to emphasize names that generate a higher portion of their revenue from fees. However, we should point out that valuations for some of the smaller stocks that have underperformed are attractive, and we think select high-quality companies represent compelling opportunities. Finally, the difficult business climate argues for continued consolidation, which can be another support for Fund performance.

This commentary reflects the views of the portfolio managers through the end of the Fund’s period discussed in this report. The managers’ statements reflect their own opinions. As such, they are in no way guarantees of future events, and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

Sector investing is subject to greater risks than the market as a whole.
 1 As a percentage of net assets on April 30, 2007.

Bank and Thrift Opportunity Fund

Fund’s investments

F I N A N C I A L  S T A T E M E N T S

Securities owned by the Fund on 4-30-07 (unaudited)

This schedule is divided into three main categories: capital preferred securities, common stocks and short-term investments. Capital preferred securities and common stocks are further broken down by industry group. Short-term investments, which represent the
Fund’s cash position, are listed last.

	Credit	Par value
Issuer, description	rating (A)	(000)	Value

Capital preferred securities 0.44%			$3,793,130

(Cost $3,740,000)

Financial Services 0.34%			2,970,000

Preferred Term Securities XXV, Ltd.,
Zero coupon, 6-22-37 (Cayman Islands)		$3,000	2,970,000

Regional Banks 0.10%			823,130

CSBI Capital Trust I, 11.75%,
Ser A, 06-06-27 (B)(G)	B–	770	823,130

Issuer		Shares	Value

Common stocks 98.72%			$837,615,975

(Cost $446,875,121)

Asset Management & Custody Banks 4.53%			38,426,630

Bank of New York Co., Inc. (The) (NY)		305,000	12,346,400

Mellon Financial Corp. (PA)		330,000	14,166,900

Northern Trust Corp. (IL)		70,000	4,406,500

State Street Corp. (MA)		109,000	7,506,830

Consumer Finance 1.49%			12,655,389

Capital One Financial Corp. (VA)		170,420	12,655,389

Diversified Banks 11.98%			101,662,923

Comerica, Inc. (MI)		314,400	19,464,504

U.S. Bancorp. (MN)		750,541	25,781,083

Wachovia Corp. (NC)		523,571	29,079,133

Wells Fargo & Co. (CA)		761,722	27,338,203

Other Diversified Financial Services 7.38%			62,609,034

Bank of America Corp. (NC)		534,260	27,193,834

Citigroup, Inc. (NY)		325,225	17,438,564

JPMorgan Chase & Co. (NY)		345,041	17,976,636

Regional Banks 68.20%			578,666,120

Access National Corp. (VA)		250,000	2,225,000

Alabama National Bancorp. (AL)		170,900	10,701,758

AmericanWest Bancorp. (WA)		364,621	7,343,467

Ameris Bancorp. (GA)		98,337	2,255,851

See notes to financial statements

Bank and Thrift Opportunity Fund

F I N A N C I A L  S T A T E M E N T S

Issuer	Shares	Value

Regional Banks (continued)

Bank of Hawaii Corp. (HI)	59,300	$3,136,970

Bank of the Ozarks, Inc. (AR)	90,450	2,665,561

BB&T Corp. (NC)	344,846	14,352,491

Beverly National Corp. (MA)	97,500	2,052,375

BOK Financial Corp. (OK)	117,208	6,016,287

Boston Private Financial Holdings, Inc. (MA)	54,000	1,501,740

Bridge Capital Holdings (CA) (I)	5,000	112,450

Camden National Corp. (ME)	140,000	5,545,400

Capital City Bank Group, Inc. (FL) (L)	74,543	2,222,127

Cardinal Financial Corp. (VA)	20,000	191,400

Cascade Bancorp. (OR) (L)	225,090	4,825,930

Chittenden Corp. (VT)	230,245	6,690,920

City Holding Co. (WV)	41,600	1,579,552

City National Corp. (CA)	243,377	17,820,064

CoBiz, Inc. (CO)	303,650	5,568,941

Colonial BancGroup, Inc. (The) (AL)	637,200	15,331,032

Columbia Bancorp. (OR) (L)	132,000	2,721,840

Commercial Bankshares, Inc. (FL)	63,702	3,131,590

Community Banks, Inc. (PA)	110,307	2,606,554

Cullen/Frost Bankers, Inc. (TX)	440,570	22,543,967

Dearborn Bancorp., Inc. (MI) (I)	105,622	1,661,434

Desert Community Bank (CA)	275,000	6,371,750

DNB Financial Corp. (PA)	76,205	1,524,862

East West Bancorp., Inc. (CA) (L)	440,000	17,538,400

Eastern Virginia Bankshares, Inc. (VA)	100,000	2,230,000

ECB Bancorp., Inc. (NC)	65,000	2,145,000

Eurobancshares, Inc. (Puerto Rico) (I)	42,830	364,483

F.N.B. Corp. (PA) (L)	215,049	3,608,522

Financial Institutions, Inc. (NY)	73,000	1,404,520

First American Financial Holdings, Inc. (TN)	300,000	2,880,000

First Charter Corp. (NC)	321,200	7,047,128

First Horizon National Corp. (TN)	152,150	5,965,801

First Midwest Bancorp., Inc. (IL)	103,800	3,730,572

First National Lincoln Corp. (ME)	146,499	2,364,494

First Regional Bancorp. (CA) (I)	419,000	10,475,000

First State Bancorp. (NM)	224,000	4,683,840

Fulton Financial Corp. (PA)	359,890	5,297,581

Glacier Bancorp., Inc. (MT)	568,932	12,220,659

Hancock Holding Co. (MS)	151,350	5,920,812

Harleysville National Corp. (PA)	151,897	2,564,021

Huntington Bancshares, Inc. (OH)	180,000	3,992,400

Independent Bank Corp. (MI)	344,935	5,691,427

International Bancshares Corp. (TX)	200,337	5,759,689

KeyCorp (OH) (L)	297,000	10,596,960

See notes to financial statements

Bank and Thrift Opportunity Fund

F I N A N C I A L  S T A T E M E N T S

Issuer	Shares	Value

Regional Banks (continued)

Lakeland Financial Corp. (IN)	20,000	$433,000

M&T Bank Corp. (NY) (L)	176,157	19,613,320

Marshall & Ilsley Corp. (WI) (L)	411,895	19,779,198

MB Financial, Inc. (IL)	152,950	5,137,591

Merrill Merchants Bankshares, Inc. (ME)	78,173	2,360,825

Northrim Bancorp., Inc. (AK)	73,555	2,074,987

Pacific Capital Bancorp. (CA)	280,954	7,566,091

Pinnacle Financial Partners, Inc. (TN) (I)	35,000	1,024,450

PNC Financial Services Group, Inc. (PA) (L)	347,246	25,730,929

Prosperity Bancshares, Inc. (TX)	55,895	1,938,998

Provident Bankshares Corp. (MD)	188,558	6,041,398

Regions Financial Corp. (AL)	253,843	8,907,351

S&T Bancorp., Inc. (PA)	154,700	5,037,032

Sandy Spring Bancorp., Inc. (MD)	45,424	1,465,378

SCBT Financial Corp. (SC)	1,213	44,699

Security Bank Corp. (GA)	317,500	6,276,975

Sky Financial Group, Inc. (OH)	309,850	8,443,413

Smithtown Bancorp., Inc. (NY) (L)	49,500	1,124,640

South Financial Group, Inc. (The) (SC)	70,150	1,587,495

Southcoast Financial Corp. (SC) (I)	67,990	1,548,132

Sterling Bancshares, Inc. (TX)	563,000	6,435,090

SunTrust Banks, Inc. (GA) (L)	308,476	26,041,544

SVB Financial Group (DE) (I)(L)	244,700	12,533,534

Synovus Financial Corp. (GA)	615,350	19,420,446

Taylor Capital Group, Inc. (IL)	241,950	7,195,593

TCF Financial Corp. (MN)	408,166	11,053,135

TriCo Bancshares (CA)	53,000	1,135,790

UCBH Holdings, Inc. (CA)	585,033	10,507,193

Umpqua Holdings Corp. (OR)	182,901	4,561,551

UnionBanCal Corp. (DE)	139,000	8,545,720

Union Bankshares Corp. (VA)	57,150	1,340,739

Univest Corp. (PA) (L)	205,218	4,670,762

Valley National Bancorp. (NJ) (L)	100,255	2,543,469

Vineyard National Bancorp Co. (CA) (L)	203,970	4,666,834

Virginia Commerce Bancorp., Inc. (VA) (I)(L)	78,465	1,471,219

Virginia Financial Group, Inc. (VA)	83,850	1,848,892

West Coast Bancorp. (OR)	67,583	2,099,804

Westamerica Bancorp. (CA) (L)	40,000	1,873,200

Western Alliance Bancorp. (NV) (I)(L)	95,350	3,074,084

Whitney Holding Corp. (LA)	264,400	8,135,588

Wilmington Trust Corp. (DE)	350,000	14,161,000

Yardville National Bancorp. (NJ)	97,400	3,361,274

Zions Bancorp. (UT)	326,053	26,671,135

See notes to financial statements

Bank and Thrift Opportunity Fund

F I N A N C I A L  S T A T E M E N T S

Issuer			Shares	Value

Thrifts & Mortgage Finance 5.14%				$43,595,879

Astoria Financial Corp. (NY)			75,865	2,014,974

Benjamin Franklin Bancorp., Inc. (MA)			15,000	222,600

Berkshire Hills Bancorp., Inc. (DE)			290,410	9,362,818

Countrywide Financial Corp. (CA) (L)			177,000	6,563,160

Hingham Institute for Savings (MA)			80,000	2,641,600

Hudson City Bancorp., Inc. (NJ)			386,310	5,145,649

LSB Corp. (MA)			65,000	1,075,750

People’s United Financial, Inc. (CT)			62,980	1,253,932

Sovereign Bancorp., Inc. (PA)			103,400	2,509,518

Washington Mutual, Inc. (WA)			230,812	9,689,488

Webster Financial Corp. (CT)			70,110	3,116,390

	Interest	Maturity	Par value
Issuer, description	rate	date	(000)	Value

Short-term investments 10.67%				$90,550,254

(Cost $90,550,254)

Certificates of Deposit 0.01%				76,518

Country Bank for Savings	5.640%	08-30-08	$2	1,610

First Bank Richmond	2.960	12-05-07	16	15,628

First Federal Savings Bank of Louisiana	2.480	12-07-07	3	2,711

First Niagara Bank	2.960	05-09-07	2	1,594

First Savings Bank of Perkasie	4.250	05-02-07	4	4,103

Framingham Cooperative Bank	3.750	09-10-07	3	3,163

Home Bank	2.720	12-04-07	15	15,047

Hudson River Bank & Trust	1.980	11-21-07	7	7,378

Hudson Savings Bank	4.800	04-20-09	2	1,785

Machias Savings Bank	1.930	05-24-07	2	1,609

Middlesex Savings Bank	5.120	08-17-08	2	1,652

Midstate Federal Savings and Loan Assn.	4.080	05-27-07	2	1,669

Milford Bank	3.500	05-27-07	2	1,552

Milford Federal Savings and Loan Assn.	3.650	02-28-08	2	1,683

Mount McKinley Savings Bank	4.750	12-03-07	1	1,495

Mount Washington Bank	3.300	10-31-07	2	1,564

Natick Federal Savings Bank	4.590	08-31-07	2	1,611

New Haven Savings Bank	2.900	05-31-07	2	1,504

Newburyport Bank	3.400	10-20-08	2	1,777

Newtown Savings Bank	3.100	05-30-07	2	1,576

OBA Federal Savings Bank	4.030	06-15-07	1	1,077

Randolph Savings Bank	4.000	09-13-07	2	1,585

Salem Five Bank	3.150	12-17-07	2	1,565

Sunshine State Federal Savings and Loan Assoc.	3.440	05-10-07	2	1,580

See notes to financial statements

Bank and Thrift Opportunity Fund

F I N A N C I A L  S T A T E M E N T S

	Interest	Par value
Issuer, description, maturity date	rate	(000)	Value

Joint Repurchase Agreement 1.00%			$8,503,000

Investment in a joint repurchase agreement transaction
with Bank of America Corp. — Dated 4-30-07, due 5-1-07
(Secured by U.S. STRIPS, due 5-15-21 and U.S. Treasury
Inflation Indexed Notes 3.375%, due 1-15-12,10.875%,
due 4-15-10 and 3.000%, due 7-15-12).
Maturity value: $8,504,209	5.120%	$8,503	8,503,000

		Shares
Cash Equivalents 9.66%			81,970,736

John Hancock Cash Investment Trust (T)(W)		81,970,736	81,970,736

Total investments (Cost $541,165,375) 109.83%			$931,959,359

Other assets and liabilities, net (9.83%)			($83,444,421)

Total net assets 100.00%			$848,514,938

(A) Credit ratings are unaudited and are rated by Moody’s Investors Service where Standard & Poor’s ratings are not available unless indicated otherwise.

(B) This security is fair valued in good faith under procedures established by the Board of Trustees. These securities amounted to $823,130 or 0.10% of the Fund’s total investments as of April 30, 2007.

(G) Security rated internally by John Hancock Advisers, LLC.

(I) Non-income-producing security.

(L) All or a portion of this security is on loan as of April 30, 2007.

(T) Represents investment of securities lending collateral.

(W) Issuer is an affiliate of John Hancock Advisers, LLC.

Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer; however, security is U.S. dollar-denominated.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements

Bank and Thrift Opportunity Fund

Financial statements

F I N A N C I A L   S T A T E M E N T S

Statement of assets and liabilities 4-30-07 (unaudited)

This Statement of Assets and Liabilities is the Fund’s balance sheet. It shows the value of what the Fund owns, is due and owes. You’ll also find the net asset value for each common share.

Assets

Investments at value (cost $541,165,375)
including $79,395,638 of securities loaned	$931,959,359
Cash	2,434
Receivable for investments sold	179,612
Dividends and interest receivable	1,190,977
Other assets	112,790

Total assets	933,445,172

Liabilities

Payable for investments purchased	1,974,190
Payable upon return of securities loaned	81,970,736
Payable to affiliates
Management fees	729,176
Other	93,024
Other payables and accrued expenses	163,108
Total liabilities	84,930,234

Net assets

Common shares capital paid-in	396,955,009
Accumulated net realized gain on investments	59,720,122
Net unrealized appreciation of investments	390,793,984
Accumulated net investment income	1,045,823
Net assets applicable to common shares	$848,514,938

Net asset value per common share

Based on 84,400,000 shares of beneficial interest outstanding —
unlimited number of shares authorized with no par value	$10.05

See notes to financial statements

Bank and Thrift Opportunity Fund

F I N A N C I A L  S T A T E M E N T S

Statement of operations For the period ended 4-30-07 (unaudited)1

This Statement of Operations summarizes the Fund’s investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Investment income

Dividends (net of foreign withholding taxes of $10,302)	$11,616,293
Interest	376,427
Securities lending	48,456
Total investment income	12,041,176

Expenses

Investment management fees (Note 2)	4,872,990
Administration fees (Note 2)	1,107,498
Registration and filing fees	37,069
Compliance fees	10,653
Custodian fees	67,750
Printing fees	62,245
Trustees’ fees	32,787
Professional fees	24,499
Transfer agent fees	20,260
Securities lending fees	1,734
Miscellaneous	21,470
Total expenses	6,258,955
Less expense reductions (Note 2)	(664,499)
Net expenses	5,594,456
Net investment income	6,446,720

Realized and unrealized gain (loss)

Net realized gain on investments	79,205,028
Change in net unrealized appreciation (depreciation) of investments	(83,032,048)
Net realized and unrealized loss	(3,827,020)
Increase in net assets from operations	$2,619,700

1 Semiannual period from 11-1-06 through 4-30-07.

See notes to financial statements

Bank and Thrift Opportunity Fund

F I N A N C I A L  S T A T E M E N T S

Statement of changes in net assets

These Statements of Changes in Net Assets show how the value of the Fund’s net assets has changed during the last two periods. The difference reflects earnings less expenses, any investment gains and losses, distributions, if any, paid to shareholders and the net of
Fund share transactions.

	Year	Period
	ended	ended
	10-31-06	4-30-07[1]

Increase (decrease) in net assets

From operations
Net investment income	$13,358,587	$6,446,720
Net realized gain	91,532,530	79,205,028
Change in net unrealized appreciation (depreciation)	(9,737,872)	(83,032,048)
Increase in net assets resulting from operations	95,153,245	2,619,700
Distributions to common shareholders
From net investment income	(14,179,201)	(5,765,364)
From net realized gain	(76,128,800)	(40,823,436)
	(90,308,001)	(46,588,800)

Net assets

Beginning of period	887,638,794	892,484,038
End of period[2]	$892,484,038	$848,514,938

1 Semiannual period from 11-1-06 through 4-30-07. Unaudited.
2 Includes accumulated net investment income of $364,467 and $1,045,823, respectively.

See notes to financial statements

Bank and Thrift Opportunity Fund

F I N A N C I A L  S T A T E M E N T S

Financial highlights

The Financial Highlights show how the Fund’s net asset value for a share has changed since the end of the previous period.

COMMON SHARES

Period ended	10-31-02	10-31-03	10-31-04	10-31-05	10-31-06	4-30-07[1]

Per share operating performance

Net asset value,
beginning of period	$9.76	$9.54	$10.94	$11.17	$10.52	$10.57
Net investment income[2]	0.11	0.12	0.13	0.14	0.16	0.08
Net realized and unrealized
gain (loss) on investments	0.88	2.14	1.55	0.34	0.96	(0.05)
Total from investment operations	0.99	2.26	1.68	0.48	1.12	0.03
Less distributions
From net investment income	(0.13)	(0.12)	(0.12)	(0.24)	(0.17)	(0.07)
From net realized gain	(1.08)	(0.74)	(1.33)	(0.89)	(0.90)	(0.48)
	(1.21)	(0.86)	(1.45)	(1.13)	(1.07)	(0.55)
Net asset value, end of period	$9.54	$10.94	$11.17	$10.52	$10.57	$10.05
Per share market value,
end of period	$7.92	$9.65	$10.14	$9.39	$9.80	$9.58
Total return at market value[3,4] (%)	15.39	35.54	21.37	3.68	16.41	3.29[5]

Ratios and supplemental data

Net assets, end of period
(in millions)	$805	$923	$943	$888	$892	$849
Ratio of net expenses to average
net assets (%)	1.43	1.43	1.39	1.32	1.29	1.27[6]
Ratio of gross expenses to average
net assets[7] (%)	1.46	1.48	1.47	1.47	1.46	1.42[6]
Ratio of net investment income
to average net assets (%)	1.11	1.28	1.17	1.34	1.49	1.47[6]
Portfolio turnover (%)	20	4	5	5	9	11[5]

1 Semiannual period from 11-1-06 through 4-30-07. Unaudited.
2 Based on the average of the shares outstanding.
3 Assumes dividend reinvestment.
4 Total returns would have been lower had certain expenses not been reduced during the periods shown.
5 Not annualized.
6 Annualized.
7 Does not take into consideration expense reductions during the periods shown.

See notes to financial statements

Bank and Thrift Opportunity Fund

Notes to financial statements (unaudited)

Note 1
Accounting policies

John Hancock Bank and Thrift Opportunity Fund (the Fund) is a diversified closed-end management investment company, shares of which were initially offered to the public on August 23, 1994, and are publicly traded on the New York Stock Exchange.

Significant accounting policies of the Fund
are as follows:

Valuation of investments

Securities in the Fund’s portfolio are valued on the basis of market quotations, or if quotations are not readily available or the value has been materially affected by events occurring after the closing of a foreign market, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments which have a remaining maturity of 60 days or less may be valued at amortized cost, which approximates market value. Investments in John Hancock Cash Investment Trust, an affiliate of John Hancock Advisers, LLC (the Adviser), a wholly owned subsidiary of John Hancock Financial Services, Inc., a subsidiary of Manulife Financial Corporation (MFC), are valued at their net asset value each business day. The Fund determines the net asset value of the common shares each business day. All portfolio transactions initially expressed in terms of foreign currencies have been translated into U.S. dollars as described in “Foreign currency translation” below.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with the Adviser, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund’s custodian bank receives delivery of the underlying securities for the joint account on the Fund’s behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Foreign currency translation

All assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 4:00 p.m., London Time, on the date of any determination of the net asset value of the Fund. Transactions affecting statement of operations accounts and net realized gain (loss) on investments are translated at the rates prevailing at the dates of the transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

Investment transactions

Investment transactions are accounted for on a trade date plus one basis for daily net

Bank and Thrift Opportunity Fund

asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Net realized gains and losses on sales of investments are determined on the identified cost basis. Capital gains realized on some foreign securities are subject to foreign taxes, which are accrued as applicable.

Expenses

The majority of expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

Securities lending

The Fund may lend securities to certain qualified brokers who pay the Fund negotiated lender fees. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. At April 30, 2007, the Fund loaned securities having a market value of $79,395,638 collateralized by cash in the amount of $81,970,736. The cash collateral was invested in John Hancock Cash Investment Trust. Securities lending expenses are paid by the Fund to the lending agent.

Federal income taxes

The Fund qualifies as a “regulated investment company” by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

New accounting pronouncements

In June 2006, Financial Accounting Standards Board (FASB) Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the Interpretation), was issued and is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the effective date. The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return, and requires certain expanded disclosures. Management is currently evaluating the application of the Interpretation to the Fund and has not at this time quantified the impact, if any, resulting from adoption of the Interpretation on the Fund’s financial statements. The fund will implement this pronouncement no later than April 30, 2008.

In September 2006, FASB Standard No. 157, Fair Value Measurements (FAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishing a framework for measuring fair value and expands disclosure about fair value measurements. Management is currently evaluating the application of FAS 157 to the Fund and its impact, if any, resulting from the adoption of FAS 157 on the Fund’s financial statements.

Dividends, interest and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date. During the year ended October 31, 2006, the tax character of distributions paid was as follows: ordinary income $15,689,117 and long-term capital gain $74,618,884.

Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a return of capital.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles

Bank and Thrift Opportunity Fund

generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

Note 2
Management fee and transactions with
affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser at an annual rate of 1.15% of the Fund’s average weekly net asset value.

The Adviser has agreed to limit the management fee to 1.10% of the Fund’s average weekly net asset value, at least until June 30, 2007. There were no management fee reductions during the period ended April 30, 2007.

The Fund has an agreement with the Adviser to perform certain administrative services for the Fund. The compensation for the period was at an annual rate of 0.25% of the average weekly net asset value of the Fund. The Adviser agreed to limit the administration fee to 0.10% of the Fund’s average weekly net asset value. Accordingly, the expense reductions related to the administration fee amounted to $664,499 for the period ended April 30, 2007. The Adviser reserves the right to terminate this limitation in the future with Trustees’ approval. The net administrative fee compensation for the period amounted to $442,999. The Fund also reimbursed John Hancock Life Insurance Company (JHLICO) for certain compliance costs, included in the Fund’s Statement of Operations.

The Adviser and other subsidiaries of JHLICO owned 20,000 shares of beneficial interest of the Fund on April 30, 2007.

Mr. James R. Boyle is Chairman of the Adviser, as well as affiliated Trustee of the Fund, and is compensated by the Adviser and/or its affiliates. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer, for tax purposes, their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund’s deferred compensation liability are recorded on the Fund’s books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investments, as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

The Fund is listed for trading on the New York Stock Exchange (NYSE) and has filed with the NYSE its chief executive officer certification regarding compliance with the NYSE’s listing standards. The Fund also files with the Securities and Exchange Commission the certification of its chief executive officer and chief financial officer required by Section 302 of the Sarbanes-Oxley Act.

Note 3
Fund common share transactions

The Fund had no common share transactions during the year ended October 31, 2006 and the period ended April 30, 2007.

Note 4
Investment transactions

Purchases and proceeds from sales or maturities of securities, other than short-term securities and obligations of the U.S. government, during the period ended April 30, 2007, aggregated $94,656,976 and $132,164,776, respectively.

The cost of investments owned on April 30, 2007, including short-term investments, for federal income tax purposes was $541,199,853. Gross unrealized appreciation and depreciation of investments aggregated $396,159,955 and $5,400,449, respectively, resulting in net unrealized appreciation of $390,759,506. The difference between book basis and tax basis net unrealized appreciation of investments is attributable primarily to the tax deferral of losses on certain sales of securities.

Bank and Thrift Opportunity Fund

Investment objective and policy

The Fund is a closed-end diversified management investment company, shares of which were initially offered to the public on August 23, 1994, and are publicly traded on the New York Stock Exchange. Its investment objective is long-term capital appreciation.

On November 20, 2001, the Fund’s Trustees approved the following investment policy changes effective December 15, 2001: Under normal circumstances, the Fund will invest at least 80% of its net assets in equity securities of U.S. regional banks and thrifts and holding companies that primarily own or receive a substantial portion of their income from regional banks or thrifts. “Net assets” is defined as net assets plus borrowings for investment purposes. “Primarily owned” means that the bank or financial holding company derives a substantial portion of its business from U.S. regional banks or thrifts as determined by the Adviser, based upon generally accepted measures such as revenues, asset size and number of employees. U.S. regional banks or thrifts are ones that provide full-service banking (i.e. savings accounts, checking accounts, commercial lending and real estate lending) and whose assets are primarily of domestic origin. The Fund will notify shareholders at least 60 days prior to any change in this 80% investment policy.

The Fund may invest in investment-grade debt securities as well as debt securities rated BB or below by Standard & Poor’s Ratings group (Standard & Poor’s) or Ba or below by Moody’s Investors Service, Inc. (Moody’s) or, if unrated by such rating organizations, determined by the Adviser to be of comparable quality.

Bylaws

On November 19, 2002, the Board of Trustees adopted several amendments to the Fund’s bylaws, including provisions relating to the calling of a special meeting and requiring advance notice of shareholder proposals or nominees for Trustee. The advance notice provisions in the bylaws require shareholders to notify the Fund in writing of any proposal that they intend to present at an annual meeting of shareholders, including any nominations for Trustee, between 90 and 120 days prior to the first anniversary of the mailing date of the notice from the prior year’s annual meeting of shareholders. The notification must be in the form prescribed by the bylaws. The advance notice provisions provide the Fund and its Trustees with the opportunity to thoughtfully consider and address the matters proposed before the Fund prepares and mails its proxy statement to shareholders. Other amendments set forth the procedures that must be followed in order for a shareholder to call a special meeting of shareholders. Please contact the Secretary of the Fund for additional information about the advance notice requirements or the other amendments to the bylaws.

Dividends and distributions

During the period ended April 30, 2007, dividends from net investment income totaling $0.0683 per share and capital gain distributions totaling $0.4837 per share were paid to shareholders. The dates of payments and the amounts per share are as follows:

INCOME
PAYMENT DATE	DIVIDEND

December 29, 2006	$0.0311
March 30, 2007	0.0372

CAPITAL
GAIN
PAYMENT DATE	DISTRIBUTION

December 29, 2006	$0.2539
March 30, 2007	0.2298

Dividend reinvestment plan

The Fund offers its shareholders a Dividend Reinvestment Plan (the Plan), which offers the opportunity to earn compounded yields. Each holder of common shares will automatically have all distributions of dividends and capital gains reinvested by Mellon Investor Services as Plan agent for the shareholders (the Plan Agent), unless an election is made to receive cash. Each registered shareholder will receive from the Plan Agent an authorization card to be signed and returned if the shareholder elects to receive distributions from net investment income in cash or elects not to receive capital gains distributions in the form of a shares dividend. Shareholders may also make their election by notifying the Plan Agent by telephone or by visiting the Plan

Bank and Thrift Opportunity Fund

Agent’s Web site at www.melloninvestor.com. Holders of common shares who elect not to participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or if the common shares are held in street or other nominee name, then to the nominee) by the Plan Agent, as dividend disbursing agent. Shareholders whose shares are held in the name of a broker or nominee or shareholders transferring such an account to a new broker or nominee should contact the broker or nominee, to determine whether and how they may participate in the Plan.

The Plan Agent serves as agent for the holders of common shares in administering the Plan. After the Fund declares a dividend or makes a capital gains distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy common shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts. The Fund will not issue any new shares in connection with the Plan. The Plan Agent’s fees for the handling of reinvestment of dividends and other distributions will be paid by the Fund. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of distributions. There are no other charges to participants for reinvesting dividends or capital gain distributions.

Participants in the Plan may withdraw from the Plan at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent’s Web site at www.melloninvestor.com. Such withdrawal will be effective immediately if received prior to a dividend record date; otherwise, it will be effective for all subsequent dividend record dates. When a participant withdraws from the Plan or upon termination of the Plan, as provided below, either a cash payment will be made to the participant for the full value of the common shares credited to the account upon instruction by the participant, or certificates for whole common shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a common share credited to such account. The Plan Agent maintains each shareholder’s account in the Plan and furnishes monthly written confirmations of all transactions in the accounts, including information needed by the shareholders for personal and tax records. The Plan Agent will hold common shares in the account of each Plan participant in non-certificated form in the name of the participant. Proxy material relating to shareholders’ meetings of the Fund will include those shares purchased as well as shares held pursuant to the Plan. In the case of shareholders such as banks, brokers or nominees, which hold common shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of common shares certified from time to time by the record shareholders as representing the total amount registered in the record shareholder’s name and held for the account of beneficial owners who are participants in the Plan. Shares may be purchased through broker-dealers.

Dividends and capital gains distributions are taxable whether received in cash or reinvested in additional common shares, and the automatic reinvestment of dividends and capital gain distributions will not relieve participants of any U.S. federal income tax that may be payable or required to be withheld on such dividends or distributions. The amount of dividends to be reported on 1099-DIV should be the amount of cash used by the Plan Agent to purchase shares in the open market, including the amount of cash allocated to brokerage commissions paid on such purchases. Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any distribution paid subsequent to written notice of the change sent to all shareholders of the Fund at least 90 days before the record date for the dividend or distribution. The Plan may be amended or terminated by the Plan Agent by at least 90 days’ written notice to all shareholders of the Fund. All correspondence or additional information concerning the Plan should be directed to the Plan Agent, Mellon Bank, N.A., c/o Mellon Investor Services, P.O. Box 3338, South Hackensack, NJ 07606-1938 (Telephone: 1-800-852-0218).

Bank and Thrift Opportunity Fund

Shareholder communication
and assistance

If you have any questions concerning the Fund, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the Fund to the transfer agent at:

Mellon Investor Services
Newport Office Center VII
480 Washington Boulevard
Jersey City, NJ 07310
Telephone: 1-800-852-0218

If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.

Shareholder meeting

On March 27, 2007, the Annual Meeting of the Fund was held to elect three Trustees.

Proxies covering 80,663,314 shares of beneficial interest were voted at the meeting. The shareholders elected the following Trustees to serve until their respective successors are duly elected and qualified, with the votes tabulated as follows:

		WITHHELD
	FOR	AUTHORITY

James R. Boyle	75,242,548	5,420,765
Patti McGill Peterson	75,251,310	5,412,003
Steven R. Pruchansky	75,271,428	5,391,885

Bank and Thrift Opportunity Fund

Board Consideration of and
Continuation of Investment Advisory
Agreement and Subadvisory
Agreement: John Hancock Bank and
Thrift Opportunity Fund

The Investment Company Act of 1940 (the 1940 Act) requires the Board of Trustees (the Board) of John Hancock Bank and Thrift Opportunity Fund (the Fund), including a majority of the Trustees who have no direct or indirect interest in the investment advisory agreement and are not “interested persons” of the Fund, as defined in the 1940 Act (the Independent Trustees), annually to review and consider the continuation of: (i) the investment advisory agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Adviser) and (ii) the investment subadvisory agreement (the Subadvisory Agreement) with MFC Global Investment Management (U.S.), LLC (the Subadviser). The Advisory Agreement and the Subadvisory Agreement are collectively referred to as the Advisory Agreements.

At meetings held on May 1–2 and June 5–6, 2006,1 the Board, considered the factors and reached the conclusions described below relating to the selection of the Adviser and Subadviser and the continuation of the Advisory Agreements. During such meetings, the Board’s Contracts/Operations Committee and the Independent Trustees also met in executive sessions with their independent legal counsel.

In evaluating the Advisory Agreements, the Board, including the Contracts/Operations Committee and the Independent Trustees, reviewed a broad range of information requested for this purpose by the Independent Trustees, including: (i) the investment performance of the Fund relative to a category of relevant funds (the Category) and a peer group of comparable funds (the Peer Group) each selected by Morningstar Inc. (Morningstar), an independent provider of investment company data, for a range of periods ended December 31, 2005; (ii) advisory and other fees incurred by, and the expense ratios of, the Fund relative to a Category and a Peer Group; (iii) the Adviser’s financial results and condition, including its and certain of its affiliates’ profitability from services performed for the Fund; (iv) breakpoints in the Fund’s and the Peer Group’s fees, and information about economies of scale; (v) the Adviser’s and Subadviser’s record of compliance with applicable laws and regulations, with the Fund’s investment policies and restrictions and with the applicable Code of Ethics, and the structure and responsibilities of the Adviser’s and Subadviser’s compliance department; (vi) the background and experience of senior management and investment professionals and (vii) the nature, cost and character of advisory and non-investment management services provided by the Adviser and its affiliates and by the Subadviser.

The Board’s review and conclusions were based on a comprehensive consideration of all information presented to the Board and not the result of any single controlling factor. It was based on performance and other information as of December 31, 2005; facts may have changed between that date and the date of this shareholders report. The key factors considered by the Board and the conclusions reached are described below.

Nature, extent and quality of services

The Board considered the ability of the Adviser and the Subadviser, based on their resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of the Adviser and Subadviser. In addition, the Board took into account the administrative services provided to the Fund by the Adviser and its affiliates.

Based on the above factors, together with those referenced below, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of the investment advisory services provided to the Fund by the Adviser and Subadviser were sufficient to support renewal of the Advisory Agreements.

Fund performance

The Board considered the performance results for the Fund over various time periods ended December 31, 2005. The Board also considered these results in comparison to the performance of the Category, as well as the Fund’s Peer Group and benchmark index. Morningstar

Bank and Thrift Opportunity Fund

determined the Category and Peer Group for the Fund. The Board reviewed with a representative of Morningstar the methodology used by Morningstar to select the funds in the Category and the Peer Group. The Board noted the imperfect comparability of the Peer Group.

The Board noted the Fund’s performance during the 10-year period under review was higher than the performance of the Category and Peer Group medians and its benchmark index — the Dow Jones Financials Sector Index. During the five-year period, the Fund’s performance was lower than the Peer Group median and higher than the Category median, and its benchmark index. The Board also noted that the Fund’s performance for the more recent one- and three-year periods was lower than the median performance of its Category and Peer Group, and its benchmark index. The Adviser discussed planned changes designed to improve the Fund’s performance. The Board indicated its intent to continue to monitor the Fund’s performance trends to assess whether other remedial changes are warranted.

Investment advisory fee and subadvisory fee rates and expenses

The Board reviewed and considered the contractual investment advisory fee rate payable by the Fund to the Adviser for investment advisory services (the Advisory Agreement Rate). The Board received and considered information comparing the Advisory Agreement Rate with the advisory fees for the Peer Group. The Board noted that the Advisory Agreement Rate was higher than the median rate of the Peer Group and the Category. The Adviser discussed with the Board factors contributing to the higher Advisory Agreement Rate. The Board favorably considered the Adviser’s agreement to implement additional fee waivers, which will lower the Advisory Agreement Rate.

The Board received and considered expense information regarding the Fund’s various components, including advisory fees, and other non-advisory fees, including transfer agent fees, custodian fees and other miscellaneous fees (e.g., fees for accounting and legal services). The Board considered comparisons of these expenses to the Peer Group median. The Board also received and considered expense information regarding the Fund’s total operating expense ratio (Gross Expense Ratio) and total operating expense ratio after taking the fee waiver arrangement applicable to the Advisory Agreement Rate into account (Net Expense Ratio). The Board received and considered information comparing the Gross Expense Ratio and Net Expense Ratio of the Fund to that of the Peer Group and Category medians. The Board noted that the Fund’s Gross and Net Expense Ratios were higher than the Peer Group median. The Board also noted that the Fund’s Gross and Net Expense Ratios were either equal to or lower than the Category median. The Board favorably considered the impact of the additional fee waivers towards ultimately lowering the Fund’s total operating expense ratio.

The Adviser also discussed the Morningstar data and rankings, and other relevant information, for the Fund. Based on the above-referenced considerations and other factors, the Board concluded that the Fund’s plans for lowering the Advisory Agreement Rate and improving performance supported the re-approval of the Advisory Agreements.

The Board also received information about the investment subadvisory fee rate (the Subadvisory Agreement Rate) payable by the Adviser to the Subadviser for investment sub-advisory services. The Board concluded that the Subadvisory Agreement Rate was fair and equitable, based on its consideration of the factors described here.

Profitability

The Board received and considered a detailed profitability analysis of the Adviser based on the Advisory Agreements, as well as on other relationships between the Fund and the Adviser and its affiliates, including the Subadviser. The Board concluded that, in light of the costs of providing investment management and other services to the Fund, the profits and other ancillary benefits reported by the Adviser were not unreasonable.

Economies of scale

The Board received and considered general information regarding economies of scale with respect to the management of the Fund, including the Fund’s ability to appropriately

Bank and Thrift Opportunity Fund

benefit from economies of scale under the Fund’s fee structure. The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of the Adviser’s and Subadviser’s costs are not specific to individual Funds, but rather are incurred across a variety of products and services.

The Board observed that the Advisory Agreements did not offer breakpoints. However, the Board considered the limited relevance of economies of scale in the context of a closed-end fund that, unlike an open-end fund, does not continuously offer its shares. The Board noted that the Fund, as a closed-end investment company, was not expected to increase materially in size and that its assets would grow (if at all) through the investment performance of the Fund. Therefore, the Board did not consider potential economies of scale as a principal factor in assessing the fees payable under the Agreements, but concluded that the fees were fair and equitable based on relevant factors.

Other benefits to the Adviser

The Board received information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of the Adviser’s relationship with the Fund. Such benefits could include, among others, benefits directly attributable to the relationship of the Adviser with the Fund and benefits potentially derived from an increase in the business of the Adviser as a result of its relationship with the Fund (such as the ability to market to shareholders other financial products offered by the Adviser and its affiliates).

The Board also considered the effectiveness of the Adviser’s, Subadviser’s and Fund’s policies and procedures for complying with the requirements of the federal securities laws, including those relating to best execution of portfolio transactions and brokerage allocation.

Other factors and broader review

As discussed above, the Board reviewed detailed materials received from the Adviser and Subadviser as part of the annual re-approval process. The Board also regularly reviews and assesses the quality of the services that the Fund receives throughout the year. In this regard, the Board reviews reports of the Adviser and Subadviser at least quarterly, which include, among other things, fund performance reports and compliance reports. In addition, the Board meets with portfolio managers and senior investment officers at various times throughout the year.

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board concluded that approval of the continuation of the Advisory Agreements for the Fund was in the best interest of the Fund and its shareholders. Accordingly, the Board unanimously approved the continuation of the Advisory Agreements.

1 The Board previously considered information about the Subadvisory Agreement at the September and December 2005 Board meetings in connection with the Adviser’s reorganization.

Bank and Thrift Opportunity Fund

For more information

The Fund’s proxy voting policies, procedures and records are available without charge, upon request:

By phone	On the Fund’s Web site	On the SEC’s Web site
1-800-225-5291	www.jhfunds.com/proxy	www.sec.gov

Trustees	Charles A. Rizzo	Transfer agent and
Ronald R. Dion, Chairman	Chief Financial Officer	dividend disburser
James R. Boyle†		Mellon Investor Services
James F. Carlin	Gordon M. Shone	Newport Office Center VII
William H. Cunningham	Treasurer	480 Washington Boulevard
Charles L. Ladner*		Jersey City, NJ 07310
Dr. John A. Moore*	John G. Vrysen
Patti McGill Peterson*	Chief Operations Officer	Legal counsel
Steven R. Pruchansky		Kirkpatrick & Lockhart
*Members of the Audit Committee	Investment adviser	Preston Gates Ellis LLP
†Non-Independent Trustee	John Hancock Advisers, LLC	One Lincoln Street
	601 Congress Street	Boston, MA 02111-2950
Officers	Boston, MA 02210-2805
Keith F. Hartstein		Stock symbol
President and	Subadviser	Listed New York Stock
Chief Executive Officer	MFC Global Investment	Exchange:
	Management (U.S.), LLC	BTO
Thomas Kinzler	101 Huntington Avenue
Secretary and Chief Legal Officer	Boston, MA 02199	For shareholder assistance
refer to page 20.
Francis V. Knox, Jr.	Custodian
Chief Compliance Officer	The Bank of New York
One Wall Street
New York, NY 10286

How to contact us

Internet	www.jhfunds.com

Mail	Mellon Investor Services
Newport Office Center VII
480 Washington Boulevard
Jersey City, NJ 07310

Phone	Customer service representatives	1-800-852-0218
	Portfolio commentary	1-800-344-7054
	24-hour automated information	1-800-843-0090
	TDD line	1-800-231-5469

A listing of month-end portfolio holdings is available on our Web site, www.jhfunds.com. A more detailed portfolio holdings summary is available on a quarterly basis 60 days after the fiscal quarter on our Web site or upon request by calling 1-800-225-5291, or on the SEC’s Web site, www.sec.gov.

J O H N  H A N C O C K  F A M I L Y  O F  F U N D S

EQUITY	INTERNATIONAL
Balanced Fund	Greater China Opportunities Fund
Classic Value Fund	International Allocation Portfolio
Classic Value Fund II	International Classic Value Fund
Classic Value Mega Cap Fund	International Core Fund
Core Equity Fund	International Growth Fund
Global Shareholder Yield Fund
Growth Fund	INCOME
Growth Opportunities Fund	Bond Fund
Growth Trends Fund	Government Income Fund
Intrinsic Value Fund	High Yield Fund
Large Cap Equity Fund	Investment Grade Bond Fund
Large Cap Select Fund	Strategic Income Fund
Mid Cap Equity Fund
Multi Cap Growth Fund	TAX-FREE INCOME
Small Cap Equity Fund	California Tax-Free Income Fund
Small Cap Fund	High Yield Municipal Bond Fund
Small Cap Intrinsic Value Fund	Massachusetts Tax-Free Income Fund
Sovereign Investors Fund	New York Tax-Free Income Fund
U.S. Core Fund	Tax-Free Bond Fund
U.S. Global Leaders Growth Fund
Value Opportunities Fund	MONEY MARKET
Money Market Fund
ASSET ALLOCATION	U.S. Government Cash Reserve
Allocation Core Portfolio
Allocation Growth + Value Portfolio	CLOSED-END
Lifecycle 2010 Portfolio	Bank and Thrift Opportunity Fund
Lifecycle 2015 Portfolio	Financial Trends Fund, Inc.
Lifecycle 2020 Portfolio	Income Securities Trust
Lifecycle 2025 Portfolio	Investors Trust
Lifecycle 2030 Portfolio	Patriot Premium Dividend Fund II
Lifecycle 2035 Portfolio	Patriot Select Dividend Trust
Lifecycle 2040 Portfolio	Preferred Income Fund
Lifecycle 2045 Portfolio	Preferred Income II Fund
Lifecycle Retirement Portfolio	Preferred Income III Fund
Lifestyle Aggressive Portfolio	Tax-Advantaged Dividend Income Fund
Lifestyle Balanced Portfolio
Lifestyle Conservative Portfolio
Lifestyle Growth Portfolio
Lifestyle Moderate Portfolio

SECTOR
Financial Industries Fund
Health Sciences Fund
Real Estate Fund
Regional Bank Fund
Technology Fund
Technology Leaders Fund

The Fund’s investment objectives, risks, charges and expenses are included in the prospectus and should be considered carefully before investing. For a prospectus, call your financial professional, call John Hancock Funds at 1-800-225-5291 or visit the Fund’s Web site at www.jhfunds.com. Please read the prospectus carefully before investing or sending money.

1-800-852-0218
1-800-231-5469 TDD
1-800-843-0090 EASI-Line
www.jhfunds. com

PRESORTED
STANDARD
U.S. POSTAGE
PAID
MIS

P90SA 4/07
6/07

ITEM 2. CODE OF ETHICS.

As of the end of the period, April 30, 2007, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Chief Executive Officer, Chief Financial Officer and Treasurer (respectively, the principal executive officer, the principal financial officer and the principal accounting officer, the “Senior Financial Officers”). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable at this time.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable at this time.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable at this time.

ITEM 6. SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-
END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT
COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to previously disclosed John Hancock Funds - Administration
Committee Charter and John Hancock Funds – Governance Committee Charter.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics for Senior Financial Officers is attached.

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Submission of Matters to a Vote of Security Holders is attached. See attached “John Hancock Funds – Governance Committee Charter”.

(c)(2) Proxy Voting Policies and Procedures are attached.

(c)(3) Contact person at the registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Bank and Thrift Opportunity Fund

By: /s/ Keith F. Hartstein
-------------------------------------
Keith F. Hartstein
President and Chief Executive Officer

Date: June 29, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Keith F. Hartstein
-------------------------------------
Keith F. Hartstein
President and Chief Executive Officer

Date: June 29, 2007

By: /s/ Charles A. Rizzo
-------------------------------------
Charles A. Rizzo
Chief Financial Officer

Date: June 29, 2007